               SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported)
                         March 29, 2000


           Farmer Mac Mortgage Securities Corporation
     (Exact Name of Registrant as Specified in its Charter)



         Delaware                333-80805              52-1779791
 -------------------          --------------        ------------------
(State or Other Jurisdiction   (Commission          (I.R.S. Employer
   of  Incorporation)          File Number)         Identification No.)


    919 18th Street, N.W.                                 20006
      Washington, D.C.                                 -----------
   ---------------------                                (Zip Code)
    (Address of Principal
      Executive Offices)

     Registrant's telephone number, including area code (202) 872-7700

                                  No Change

      (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     Farmer Mac Mortgage Securities Corporation (the "Depositor") registered up to $1,000,000,000 aggregate principal amount of guaranteed agricultural mortgage-backed securities (issuable in series) under Rule 415 of the Securities Act of 1933, as amended (the "Act"), pursuant to a Registration Statement on Form S-3, including a prospectus (Registration Statement File No. 333- 80805) (the "Registration Statement"). Pursuant to the Registration Statement, the Depositor filed a Prospectus Supplement and a Prospectus, each dated March 29, 2000 (together, the "Prospectus"), relating to $20,611,498 aggregate principal amount of Guaranteed Agricultural Mortgage-Backed Securities (the "Securities") issued by the Federal Agricultural Mortgage Corporation. The Securities consist of two classes: Class QM1010 and Class QS1010.

     This Current Report on Form 8-K is being filed to update the description of the Qualified Loans underlying Class QS1010 that appeared in Annex I to the Prospectus Supplement. Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Prospectus. The Prospectus was filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) on March 29, 2000.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

       99.1     Description of the Final QS1010 Qualified Loan Pool

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FARMER MAC MORTGAGE SECURITIES
                                       CORPORATION

                                     By:__________________________
                                        Name:   Nancy E. Corsiglia
                                        Title:  Vice President




Dated:    April 13, 2000

                               EXHIBIT INDEX

Exhibit No.                     Description

99.1          Description of the Final QS1010 Qualified Loan Pool

                                                     EXHIBIT 99.1

       Description of the Final QS1010 Qualified Loan Pool

                           DESCRIPTION OF POOL QS1010

      The Qualified Loans in Pool QS1010 will have had individual principal balances as of the Cut-off Date of not less than $95,000 and not more than $2,400,000. None of the Qualified Loans in Pool QS1010 will have been originated prior to July 12, 1999. None of the Qualified Loans in Pool QS1010 will have a scheduled maturity prior to July 1, 2024 nor later than July 1, 2025. The
Qualified Loans in Pool QS1010 will have a weighted average Administrative Fee Rate as of the Cut-off Date of approximately 1.350%.

      None of the Qualified Loans in Pool QS1010 require the payment of a Yield Maintenance Charge in connection with any principal prepayment, in whole or in part.

      Each Qualified Loan included in Pool QS1010 is an adjustable rate mortgage loan that has an initial interest rate that will remain fixed for ten years from the date of origination and then will adjust annually to an interest rate determined by adding the margin indicated in the following schedule to the then current average yield on U.S. Treasury securities, adjusted to a constant maturity of one year, or one-year CMT.

      All of the Qualified Loans in Pool QS1010 provide for the semi-annual payment of principal and interest on a level basis to amortize fully each such Qualified Loan over its stated term.

     Zions First National Bank will be the central servicer with respect to all of the Qualified Loans in Pool QS1010.

      The following schedule provides specific information with respect to each Qualified Loan in, and certain summary data with respect to, Pool QS1010.


                                                    Qualified Loan Schedule
                                                        Pool:  QS1010
                                                   Cut-off Date:  03/01/2000

   Loan Information:
------------------------------------------------------------------------------------------------------------------------------------
                            Cut-off                                                Next                        Balloon-     Total
                             Date                    Net                         Interest           Loan-to-      to-        Debt
     Next Pmt  Next Pmt    Principal   Mortgage   Mortgage   Maturity   Amort     Reset     Gross    Value      Value      Coverage
       Date    Type(1)      Balance      Rate       Rate       Date    Type (2)    Date     Margin   Ratio     Ratio(3)    Ratio(4)
------------------------------------------------------------------------------------------------------------------------------------
 CA   7/1/00     IO       $1,540,000    9.000%     7.610%    7/1/2025     F      7/1/2010   3.500%     70%       N/A         1.49
 CA   7/1/00     PI       $  721,000    8.690%     7.485%    1/1/2025     F      1/1/2010   3.315%     69%       N/A         1.81
 CA   7/1/00     PI       $  685,000    8.760%     7.360%    1/1/2025     F      1/1/2010   3.510%     46%       N/A         1.73
 CA   7/1/00     PI       $  650,000    8.910%     7.485%    1/1/2025     F      1/1/2010   3.535%     65%       N/A         1.72
 CA   7/1/00     PI       $  445,000    8.790%     7.485%    1/1/2025     F      1/1/2010   3.415%     56%       N/A         1.51
 CA   7/1/00     PI       $  355,000    8.790%     7.485%    1/1/2025     F      1/1/2010   3.415%     48%       N/A         1.71
 CA   7/1/00     IO       $  195,000    9.250%     7.860%    7/1/2025     F      7/1/2010   3.500%     55%       N/A         1.75
 CA   7/1/00     PI       $  193,000    8.750%     7.235%    1/1/2025     F      1/1/2010   3.625%     57%       N/A         3.48
 CO   7/1/00     PI       $2,400,000    8.700%     7.485%    1/1/2025     F      1/1/2010   3.325%     56%       N/A         1.38
 CO   7/1/00     IO       $  500,000    9.100%     7.735%    7/1/2025     F      7/1/2010   3.475%     37%       N/A         1.45
 CO   7/1/00     PI       $  350,000    9.000%     7.360%    1/1/2025     F      1/1/2010   3.750%     39%       N/A         1.37
 FL   7/1/00     IO       $  700,000    8.500%     7.610%    7/1/2025     F      7/1/2010   3.000%     49%       N/A         2.27
 IA   7/1/00     PI       $  260,000    8.650%     7.235%    1/1/2025     F      1/1/2010   3.525%     62%       N/A         1.85
 IA   7/1/00     PI       $  258,400    8.400%     7.360%    7/1/2024     F      1/1/2010   3.150%     57%       N/A         1.34
 IA   7/1/00     IO       $  205,000    9.010%     7.735%    7/1/2025     F      7/1/2010   3.385%     70%       N/A         2.09
 ID   7/1/00     IO       $  290,000    8.900%     7.735%    7/1/2025     F      7/1/2010   3.250%     56%       N/A         1.94
 ID   7/1/00     IO       $  290,000    8.790%     7.735%    7/1/2025     F      7/1/2010   3.165%     60%       N/A         1.28
 ID   7/1/00     PI       $  225,000    8.700%     7.360%    1/1/2025     F      7/1/2010   3.450%     62%       N/A         1.42
 ID   7/1/00     PI       $   95,000    9.100%     7.485%    1/1/2025     F      1/1/2010   3.725%     32%       N/A         2.42
 IN   7/1/00     IO       $  374,000    8.890%     7.735%    7/1/2025     F      7/1/2010   3.265%     51%       N/A         1.29
 IN   7/1/00     IO       $  230,000    8.900%     7.735%    7/1/2025     F      7/1/2010   3.275%     66%       N/A         1.38
 KS   7/1/00     IO       $  718,000    9.290%     7.735%    7/1/2025     F      7/1/2010   3.665%     70%       N/A         1.90
 MI   7/1/00     IO       $  450,000    9.250%     7.735%    7/1/2025     F      7/1/2010   3.625%     65%       N/A         1.55
 MO   7/1/00     PI       $  422,424    8.500%     7.360%    7/1/2024     F      1/1/2010   3.250%     53%       N/A         1.89
 MO   7/1/00     PI       $  150,000    8.620%     7.360%    1/1/2025     F      1/1/2010   3.370%     53%       N/A         1.84
 MT   7/1/00     IO       $  322,000    9.640%     7.735%    7/1/2025     F      7/1/2010   4.015%     67%       N/A         1.36
 MT   7/1/00     IO       $  213,000    9.740%     7.735%    7/1/2025     F      7/1/2010   4.115%     55%       N/A         1.30
 NM   7/1/00     IO       $  257,800    9.410%     7.860%    7/1/2025     F      7/1/2010   3.660%     70%       N/A         1.53
 SD   7/1/00     PI       $  425,000    9.240%     7.235%    1/1/2025     F      1/1/2010   4.115%     40%       N/A         2.12
 SD   7/1/00     PI       $  318,761    8.850%     7.360%    7/1/2024     F      1/1/2010   3.600%     55%       N/A         1.42
 UT   7/1/00     PI       $  725,000    8.290%     7.235%    1/1/2025     F      1/1/2010   3.165%     41%       N/A         1.37
 WA   7/1/00     IO       $  906,475    9.350%     7.610%    7/1/2025     F      7/1/2010   3.850%     43%       N/A         1.36
 WA   7/1/00     IO       $  350,000    8.810%     7.860%    7/1/2025     F      7/1/2010   3.060%     34%       N/A         1.63
------------------------------------------------------------------------------------------------------------------------------------
Totals  Count: 33         $16,219,860
------------------------------------------------------------------------------------------------------------------------------------


   Summary Information:
---------------------------------------------------------------------------------------------------------------------------
                     Cut-off                                                       Next                           Total
                      Date                     Net    Administrative             Interest              Loan-to-    Debt
                    Principal    Mortgage   Mortgage        Fee       Maturity    Reset      Gross      Value     Coverage
                     Balance       Rate       Rate         Rate        Date(5)     Date      Margin     Ratio     Ratio(4)
---------------------------------------------------------------------------------------------------------------------------
 Weighted Average   $  491,511    8.890%     7.539%        1.350%     7/1/2025   4/1/2010    3.460%      56%       1.62
 Minimum            $   95,000    8.290%     7.235%        0.890%     7/1/2024   1/1/2010    3.000%      32%       1.28
 Maximum            $2,400,000    9.740%     7.860%        2.005%     7/1/2025   7/1/2010    4.115%      70%       3.48
---------------------------------------------------------------------------------------------------------------------------


(1) PI= Principal  and Interest for a full period.  IO = The next payment will be interest only.
(2) Amortization Type - B = Balloon Loan, F = Fully Amortizing.
(3) The  Balloon-to-Value  Ratio is the percentage of the Balloon Payment of each Qualified  Balloon  Loan in the Pool to the appraised  value of the  related Mortgaged Property.
(4) Total Debt Coverage Ratio is the ratio  determined by dividing the borrower's total annual net income (net of living expenses and taxes) from all sources by the  borrower's  total annual debt  service  obligations (including capital lease payments).
(5) The Weighted Average Maturity Date is rounded to the closest payment date.


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


        The following table provides information with respect to the commodities produced on
        Mortgaged Properties securing Qualified Loans in Pool QS1010.


                                                       Pool - QS1010
                                              Distribution by Commodity Group (1)
---------------------------------------------------------------------------------------------------------
                                                      Aggregate Principal       Percentage of Aggregate
                                         Number of    Balance As of Cut-off       Principal Balance As of
        Commodity Group                    Loans              Date                   Cut-off Date
---------------------------------------------------------------------------------------------------------
 Cotton/Tobacco                             3            $    593,000                     3.7%
 Dairy                                      4            $    752,257                     4.6%
 Feed Grains                               16            $  2,960,378                    18.2%
 Food Grains                               10            $  2,512,311                    15.5%
 Greenhouse/ Nursery                        1            $    450,000                     2.8%
 Oilseeds                                   9            $  2,485,874                    15.3%
 Permanent Plantings                        5            $  3,646,000                    22.5%
 Potatoes, Tomatoes, and Other Vegetables   8            $    845,240                     5.2%
 Sheep, Lambs and Other Livestock           1            $    500,000                     3.1%
 Sugarbeets, Cane and Other Crops           6            $  1,474,800                     9.1%
---------------------------------------------------------------------------------------------------------
 Grand Total                                             $ 16,219,860                   100.0%
---------------------------------------------------------------------------------------------------------

(1)  The number of loans in each commodity group will not equal the total number of loans because a Mortgaged Property may be used to produce multiple commodities and thus the related Qualified Loan may be allocated to more than one commodity group.  As to any
Qualified Loan allocated to more than one commodity group, the principal balance thereof is allocated among commodity groups based on the proportion of the Mortgaged Property used for the production of each commodity.
